UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2013

JOSHUA GOLD RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2368 Lakeshore Rd. W, Suite 300 Oakville, Ontario, Canada	L6L 1H5

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 354-9991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

There are statements in this current report that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will,”, “would”, "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire current report carefully, especially the risks discussed under Risk Factors." Although management believes that the assumptions underlying the forward looking statements included in this current report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this current report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Item 1.01

Entry into a Material Definitive Agreement.

Material Terms of the Agreement

On February 11, 2013, Joshua Gold Resources Inc. (the “Company”) entered into and closed a mineral property acquisition agreement (the “Agreement”) with Red Pine Exploration Inc., an entity formed under the laws of Canada (“Red Pine”), pursuant to which Red Pine agreed to sell to Company an undivided one hundred percent (100%) interest in and to certain mineral interests found on the Kenty Property (Mortimer Claims) (as described in further detail below) located in the Townships of Swayze, Rollo, Denyes, Heenan and Dore, Ontario, Canada (the “Conveyed Property”).  As consideration for the sale of the Conveyed Property, the Company agreed to deliver the following to Red Pine in the manner set forth below:

(a)

On the Closing Date.  Twenty Five Thousand and No/100 Dollars (CDN$25,000.00)(1) within ten (10) business days following the Closing Date;

(b)

After the Closing Date.

(i)

One Hundred Thousand and No/100 Dollars (CDN$100,000.00) (2) on or before March 15, 2013; and

(ii)

250,000 shares of the Company’s common stock to be issued on or before March 15, 2013 (the “Purchase Shares”).  The Purchase Shares shall have an implied market value of CDN$100,000 on the date of issue.  If, on July 15, 2013, the market value of the Purchase Shares is less than CDN$100,000 on a Recognized Stock Exchange, then the Company, at its sole option, will (a) issue to the Red Pine additional shares necessary so that the aggregate market value of the Purchase Shares and the additional shares is equal to CDN$100,000 or (b) pay to Red Pine the difference between the market value of the Purchase Shares and CDN$100,000.

As used herein, “Recognized Stock Exchange” means (a) the Toronto Stock Exchange, (b) the Toronto Venture Stock Exchange, (c) any US securities exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, (d) the OTC Bulletin Board (OTCBB), or (e) Pink OTC Markets, Inc.

If Red Pine desires to dispose of the shares on or after July 15, 2013, and Company’s common shares are not then listed on a Recognized Stock Exchange, then, upon notice to Company from Red Pine, Company shall pay an amount equal to CDN$100,000 less any additional amount paid pursuant to Section 3(b)(ii) to repurchase the Purchase Shares and any additional shares issued pursuant to this Section 3(b).  If the Company is unable to pay such amount, Red Pine has the right to require the Company to transfer the properties back into the Red Pine’s name.

In addition, upon the commencement of Commercial Production (as defined in the Agreement),

(y)

the Company shall pay to Red Pine a royalty in an amount equal to three percent (3%) of all Net Smelter Returns (as defined in the Agreement) on minerals mined from the Conveyed Property (the “Seller NSR”) on the terms and conditions as set out in the Agreement.  Notwithstanding the foregoing, at any point in time following the closing date and upon Company’s sole election, Red Pine shall sell to Company one hundred percent (100%) of the Red Pine NSR for a purchase price of CDN$2,000,000.00.(3)

(z)

the Company will pay to Charlie Mortimer a royalty equal to 2% of all net smelter returns on minerals from the Property, with a buyout option of One Percent (1%) of the Net Smelter Royalty for a one-time payment of CDN $1,000,000.(4)

The description of the transaction above is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

(1) CDN $25,000 is approximately USD $24,928 as of the date of this filing.

(2) CDN $100,000 is approximately USD $99,711 as of the date of this filing.

(3) CDN $2,000,000 is approximately USD $1,994,216 as of the date of this filing.

(4) CDN $1,000,000 is approximately USD $997,108 as of the date of this filing.

Description of Property - Kenty Property (Mortimer Claims)

Mineral rights were acquired at the Kenty Property Mortimer Claims location through claim staking. The Kenty Property Mortimer Claims are an area of open Crown land or Crown minerals rights that a licensed prospector marked out with a series of claim posts and blazed lines. The mining claims were staked in square or rectangular share with boundaries running north, south, east and west astronomically. Claim posts are erected at the corner of each mining claim, and claim boundaries between each post are marked by blazes cut into trees and by cut underbrush. Claim corner post tags identifying the individual claim number are affixed by nails to each corner post.

The Ontario Mining Act authorizes the staking of mineral claims (such as those claims comprising the Huffman property) where the Crown owns the minerals and the carrying out of assessment/exploration work on the mining claims by the claim holder. Mining (i.e. extraction of the minerals) cannot take place until the claims are brought to lease. Mining leases are issued for the express purpose of undertaking mineral, development or mining. The claim holder is entitled to a lease upon fulfilling the requirements of the Mining Act. Currently, Joshua Gold Resources Inc. is the holder of the mineral rights to the Kenty Property Mortimer Claims, and the Crown is the holder of the surface rights.

Upon recording of the mineral claims with the provincial mining recorder’s office, the claims will remain good standing for a period of two years. The claims can be renewed by performing the minimum specified assessment work within 2 years of the recording date for the claim. Specifically, the claims for the Kenty Property Mortimer Claims will remain in good standing due to assessment work completed by Red Pine Exploration until 2014.

The mineral claims comprising the Kenty Property Mortimer Claims are exploration claims only and allow for the carrying out of assessment/exploration work on the claims by the claim holder. Mining (i.e. extraction of the minerals) cannot take place until the claims are brought to lease. Mining leases are issued for the express purpose of undertaking mineral, development or mining. The claim holder is entitled to a lease upon fulfilling the requirements of the Mining Act.

The identifying claim information is provided below:

MINING DISTRICT	TOWNSHIP	CLAIM NUMBER #
PORCUPINE	DENYES	4246988
PORCUPINE	DENYES	4246985
PORCUPINE	DENYES	3002429
PORCUPINE	DENYES	4250791
PORCUPINE	DENYES	4246989
PORCUPINE	DENYES	3007066
PORCUPINE	DENYES	3002430
PORCUPINE	SWAYZE	4250792
PORCUPINE	SWAYZE	4246986
PORCUPINE	SWAYZE	3007067
PORCUPINE	SWAYZE	4216028
PORCUPINE	SWAYZE	4204300
PORCUPINE	SWAYZE	4212363
PORCUPINE	SWAYZE	3007068
PORCUPINE	SWAYZE	4216029
PORCUPINE	SWAYZE	4204301
PORCUPINE	SWAYZE	4250793
PORCUPINE	SWAYZE	4246987
PORCUPINE	SWAYZE	4204302
PORCUPINE	SWAYZE	4216030
PORCUPINE	SWAYZE	3007069
PORCUPINE	SWAYZE	4216027
PORCUPINE	SWAYZE	4216033
PORCUPINE	SWAYZE	4216031
PORCUPINE	SWAYZE	4240494
PORCUPINE	SWAYZE	4240495
PORCUPINE	SWAYZE	4216032
PORCUPINE	SWAYZE	4240493
PORCUPINE	SWAYZE	4216035
PORCUPINE	SWAYZE	4216034
PORCUPINE	SWAYZE	4216075
PORCUPINE	SWAYZE	4216074
PORCUPINE	SWAYZE	4224235
PORCUPINE	SWAYZE	4240109
PORCUPINE	ROLLO	4241803
PORCUPINE	ROLLO	4215525
PORCUPINE	SWAYZE	4216067
PORCUPINE	DORE	4202945
PORCUPINE	DORE	3013056
PORCUPINE	DORE	4216068
PORCUPINE	DORE	4250794
PORCUPINE	DORE	3002413
PORCUPINE	DORE	3002412
PORCUPINE	DORE	4216071
PORCUPINE	DORE	4216066
PORCUPINE	DORE	4207121
PORCUPINE	DORE	4207120
PORCUPINE	DORE	1154404
PORCUPINE	DORE	1154402
PORCUPINE	DORE	1154403
PORCUPINE	DORE	1154408
PORCUPINE	DORE	1154407
PORCUPINE	DORE	1154406
PORCUPINE	DORE	1154411
PORCUPINE	DORE	1154410
PORCUPINE	DORE	1154409
PORCUPINE	DORE	1154412
PORCUPINE	DORE	1154413
PORCUPINE	DORE	1154414
PORCUPINE	DORE	3010245
PORCUPINE	DORE	3013057
PORCUPINE	SWAYZE	4204250
PORCUPINE	DORE	4244679
PORCUPINE	DORE	4216069
PORCUPINE	DORE	4216072
PORCUPINE	DORE	3002414
PORCUPINE	DORE	3002415
PORCUPINE	DORE	3002416
PORCUPINE	DORE	4216073
PORCUPINE	DORE	4216070
PORCUPINE	DORE	3013059
PORCUPINE	DORE	3013061
PORCUPINE	DORE	3013060
PORCUPINE	DORE	3013058
PORCUPINE	DORE	4258569
PORCUPINE	DORE	3002417
PORCUPINE	DORE	3002418
PORCUPINE	DORE	3002419
PORCUPINE	HEENAN	4216685
PORCUPINE	HEENAN	4216687
PORCUPINE	HEENAN	4251914
PORCUPINE	HEENAN	4251913
PORCUPINE	HEENAN	4258565
PORCUPINE	HEENAN	4216752
PORCUPINE	HEENAN	4246983
PORCUPINE	HEENAN	4216753
PORCUPINE	HEENAN	4246984
PORCUPINE	HEENAN	4216754
PORCUPINE	HEENAN	4216755
PORCUPINE	HEENAN	4250798
PORCUPINE	HEENAN	3004853
PROCUPINE	HEENAN	3004858

Location and Means of Access to the Property.

The area of the Kenty Property Mortimer Claims is approximately 35,859 acres or approximately 14,512 hectares and consists of 907 mining claim units.

The Kenty Property Mortimer Claims are located in Denyes, Rollo, Swayze, Dore, and Heenan Townships, Porcupine Mining District, Province of Ontario, Canada. The Kenty Property Mortimer Claims can be accessed via pickup truck by travelling 56 kilometers west via the Sultan Industrial Road from Highway 144 and then traveling 27 Kilometers North on the Dore Road, then turning left on bush/logging roads.  The City of Sudbury is located approximately 140 kilometers south of this highway intersection along Highway 144. The approximate centre of the Kenty Property Mortimer Claims is within UTM Zone: 17, with UTM Easting: 379202.788 and UTM Northing: 5299291.352, UTM Datum: NAD83

Summary of Known Rock Formations and Believed Mineralization

We have acquired the properties for exploratory purposes; as such, our understanding and knowledge of the rock formations, mineralization and potential is limited and evolving.  The descriptions below apply generally to the region, and they do not necessarily reflect what may be present on the Kenty Property Mortimer Claims.

The Kenty Property Mortimer Claims lie in the Swayze Greenstone Belt, part of the Superior Province of the Canadian Precambrian Shield.  The Swayze Greenstone Belt consists of a sequence of intercalated archean metavolcanic and metasediments intruded by younger archean felsic and mafic intrusions.  This belt represents the probable western extremity of the Abitibi “Super” Greenstone Belt, which has been the locus of much of Canada’s base metal and Gold production; and several World-Class Gold Deposits, such as the Kerr Addison, Holling, Dome and McIntyre Mines.  The stratigraphic sequence of the Swayze Belt is dominated by Sub-Aqueous Mafic flows and assorted fragmentals with several intermidate-felisic-eruptive centres, one such eruptive centre is located in Swayze Township and a second in the Kenogaming-Penhowrood Townships.  Extensive amounts of the clastic and chemical interflow and distal sediments are included in the Stratigraphy, including major banded iron formations.  A variety of synvolcanic to post-volcanic intrustions have intruded the supercrustal rocks.  The volcanics represent a cycle from older Tholeiitic and Komatiitic flows upward.  The rocks of the Swayze belt strike dominantly east-west and dip steeply, at least one major fold episode has affected the rocks, folding them tightly around east-west axes.  This folding has caused a pervasive SI cleavage plane in some rock units.   Faults are dominantly North to Northwest-Trending and steeply to vertically dipping, any East-West fault zones are/of necessity, difficult to delineate.  Faulting is likely Syn- or Post-Folding, Regional Metamorphism is generally lower or upper greenschist facies, but in detail may be overprinted by contact metamorphic haloes related to later intrusions.  Gold in the Swayze belt has previously occured in several geological environments:

(A) Native gold in quartz veins in volcanics, sediments and intrusions

(B) Gold in pyritized shear zones, related and unrelated to intrusive contacts

(C) Gold in replacement zones in intrusions

(D) Gold in iron formations and other chemical sediments

(E) Gold in carbonated pyritized tuffs and sediments

The Kenty Property Mortimer Claims consist of, North to South; Intermediate and Mafic Iron Tholeiites to Felsic Flows and Tuffs and finally, a Paraconformable Feldspar Porphyry, extensive interflow Wackes and Argillites are also present on the peroperty as well as numerous feldspar Porphyry Dykes, Mafic Dykes of Dioritic to Gabbroic composition intrude all other rock unit.   Veins can be hosted by most rock types but are most frequently hosted by Magnetite-rich Mafic Flows (Iron-Rich Tholeiits) or a Fine-Grained contact phase of the Feldspar Porphyry Intrusion.  The gold veins have two distinct strike-trends; A North 60 East set with steep to moderate southerly dips and a North-striking set which dips steeply.  The former vein set is most common and economically most important, the veins bifucate, coalese, pinch and swell.   But nowhere was fault displacement exposed, the Veins’ widths range from inches to several feet, averaging 3 or 4 feet.  The veins are believed to contain white quartz, calcite, ankerite, pyrite, chalcopyrite, galena, specular hematite, sphalerite, molybdenite, tournaline and native gold.

Additional Information about the Kenty Property Mortimer Claims

Sources of water locally are from the abundant local creeks, rivers and small lakes. Local power sources are not available presently.

Power (when required) can be provided via portable generators transported to the property.

The Kenty Property Mortimer Claims is presently without known mineral reserves and the proposed work program is exploratory in nature.  We are unaware of any prior mining operations.

A map of the property is provided below:

Item 2.01

Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference. The shares of common stock of the Company to be issued pursuant to the Agreement will be issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

Please note that (i) the representations and warranties contained in the Mineral Property Agreement (included as Exhibit 10.1 hereto) were made for the purposes of allocating contractual risk between the parties and not as a means of establishing facts, (ii) the Agreement may have different standards of materiality, (iii) the representations may be qualified by a confidential disclosure schedule that may contain non-public information that is not material, (iv) facts may have changed since the date of the Agreement and (v) only parties to the Agreement and specified third-party beneficiaries have a right to enforce the Agreement.

(d)  Exhibits

Exhibit

Description

10.1

Mineral Property Acquisition Agreement, by and between Company and Red Pine, entered into on February 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Joshua Gold Resources Inc.
(Registrant)

Date: February 15, 2013	By:	/S/ Benjamin Ward
Benjamin Ward President, CEO and Director